Exhibit 99.1

LEONARD S. SCHLEIFER MD, P h D PRESIDENT & CEO GEORGE D. YANCOPOULOS MD, P h D PRESIDENT & CSO JP MORGAN 2021 JANUARY 11 TH

74;This presentation includes forward-looking statements that involve risks and uncertainties relating to future events and the future performance of Regeneron Pharmaceuticals, Inc. (“Regeneron” or the “Company”), and actual events or results may differ materially from these forward-looking statements. Words such as “anticipate,” “expect,” “intend,” “plan,” “believe,” “seek,” “estimate,” variations of such words, and similar expressions are intended to identify such forward-looking statements, although not all forward-looking statements contain these identifying words. These statements concern, and these risks and uncertainties include, among others, the impact of SARS-CoV-2 (the virus that has caused the COVID-19 pandemic) on Regeneron's business and its employees, collaborators, and suppliers and other third parties on which Regeneron relies, Regeneron's and its collaborators’ ability to continue to conduct research and clinical programs, Regeneron's ability to manage its supply chain, net product sales of products marketed or otherwise commercialized by Regeneron and/or its collaborators (collectively, "Regeneron’s Products"), and the global economy; the nature, timing, and possible success and therapeutic applications of Regeneron’s Products and Regeneron’s product candidates and research and clinical programs now underway or planned, including without limitation EYLEA® (aflibercept) Injection, Dupixent® (dupilumab), Libtayo® (cemiplimab), Praluent® (alirocumab), Kevzara® (sarilumab), InmazebTM (atoltivimab, maftivimab, and odesivimab-ebgn), casirivimab and imdevimab, fasinumab, evinacumab, garetosmab, Regeneron’s and its collaborators’ other oncology programs (including odronextamab (REGN1979) and REGN5458), Regeneron’s and its collaborators’ other hematology programs (including pozelimab (REGN3918)), Regeneron’s and its collaborators’ earlier-stage programs, and the use of human genetics in Regeneron’s research programs; safety issues resulting from the administration of Regeneron’s Products and product candidates in patients, including serious complications or side effects in connection with the use of Regeneron’s Products and product candidates in clinical trials; the likelihood, timing, and scope of possible regulatory approval and commercial launch of Regeneron’s product candidates and new indications for Regeneron’s Products including without limitation EYLEA, Dupixent, Libtayo, Praluent, Kevzara, casirivimab and imdevimab, fasinumab, evinacumab, garetosmab, odronextamab, REGN5458, and pozelimab; the likelihood and timing of achieving any of the anticipated milestones described in this presentation; the extent to which the results from the research and development programs conducted by Regeneron and/or its collaborators may be replicated in other studies and/or lead to advancement of product candidates to clinical trials, therapeutic applications, or regulatory approval; ongoing regulatory obligations and oversight impacting Regeneron’s Products (such as EYLEA, Dupixent, Libtayo, Praluent, and Kevzara), research and clinical programs, and business, including those relating to patient privacy; determinations by regulatory and administrative governmental authorities which may delay or restrict Regeneron’s ability to continue to develop or commercialize Regeneron’s Products and product candidates; competing drugs and product candidates that may be superior to, or more cost effective than, Regeneron’s Products and product candidates; uncertainty of market acceptance and commercial success of Regeneron’s Products and product candidates and the impact of studies (whether conducted by Regeneron or others and whether mandated or voluntary) on the commercial success of Regeneron’s Products and product candidates; the availability and extent of reimbursement of Regeneron’s Products from third-party payors, including private payor healthcare and insurance programs, health maintenance organizations, pharmacy benefit management companies, and government programs such as Medicare and Medicaid (including the impact of the recently issued “most-favored-nation” interim final rule); coverage and reimbursement determinations by such payors and new policies and procedures adopted by such payors; the ability of Regeneron to manufacture and manage supply chains for multiple products and product candidates; the ability of Regeneron’s collaborators, suppliers, or other third parties (as applicable) to perform manufacturing, filling, finishing, packaging, labeling, distribution, and other steps related to Regeneron’s Products and product candidates; unanticipated expenses; the costs of developing, producing, and selling products; the ability of Regeneron to meet any of its sales or other financial projections or guidance, including, without limitation, capital expenditures, and changes to the assumptions underlying those projections or guidance; risks associated with intellectual property of other parties and pending or future litigation relating thereto (including without limitation the patent litigation and other related proceedings relating to EYLEA, Dupixent, and Praluent), other litigation and other proceedings and government investigations relating to the Company and/or its operations, the ultimate outcome of any such proceedings and investigations, and the impact any of the foregoing may have on Regeneron’s business, prospects, operating results, and financial condition; and the potential for any license or collaboration agreement, including Regeneron’s agreements with Sanofi, Bayer, and Teva Pharmaceutical Industries Ltd. (or their respective affiliated companies, as applicable), as well as Regeneron's agreement with Roche relating to casirivimab and imdevimab, to be cancelled or terminated. A more complete description of these and other material risks can be found in Regeneron’s filings with the U.S. Securities and Exchange Commission, including its Form 10-K for the fiscal year ended December 31, 2019 and Form 10-Q for the quarterly period ended September 30, 2020, in each case in the section thereof captioned “Item 1A. Risk Factors.” Any forward-looking statements are made based on management’s current beliefs and judgment, and the reader is cautioned not to rely on any forward-looking statements made by Regeneron. Regeneron does not undertake any obligation to update (publicly or otherwise) any forward-looking statement, including without limitation any financial projection or guidance, whether as a result of new information, future events, or otherwise. This presentation uses non-GAAP net income per share, or non-GAAP EPS, which is a financial measure that is not calculated in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). This and other non-GAAP financial measures are computed by excluding certain non-cash and other items from the related GAAP financial measure. Non-GAAP adjustments also include the income tax effect of reconciling items. The Company makes such adjustments for items the Company does not view as useful in evaluating its operating performance. For example, adjustments may be made for items that fluctuate from period to period based on factors that are not within the Company’s control, such as the Company’s stock price on the dates share-based grants are issued. Management uses non-GAAP measures for planning, budgeting, forecasting, assessing historical performance, and making financial and operational decisions, and also provides forecasts to investors on this basis. Additionally, non-GAAP measures provide investors with an enhanced understanding of the financial performance of the Company’s core business operations or a perspective on how effectively the Company deploys capital. However, there are limitations in the use of non-GAAP financial measures as they exclude certain expenses that are recurring in nature. Furthermore, the Company’s non-GAAP financial measures may not be comparable with non-GAAP information provided by other companies. Any non-GAAP financial measure presented by Regeneron should be considered supplemental to, and not a substitute for, measures of financial performance prepared in accordance with GAAP. A reconciliation of the Company’s non-GAAP to GAAP net income and net income per share for the three months and nine months ended September 30, 2020 is provided on slide 38.

74; Leonard S. Schleifer MD, PhD President & Chief Executive Officer 3

4 $',9(56,),('*52:7+6725< Dupixent in pivotal trials for eight Type 2 diseases Advancing immuno - oncology pipeline and combinations Therapeutic candidates in clinical development A Broad and Diverse Pipeline Strong and Growing Core Brands Entering a Period of New Launches 1L Non - Small Cell Lung Cancer and Basal Cell Carcinoma Pediatric Asthma Homozygous Familial Hypercholesterolemia ( HoFH ) 9; 4; This slide contains investigational products not yet approved by regulatory authorities Evinacumab COVID - 19 Casirivimab / Imdevimab

STRONG EXECUTION IN 2020 Total Revenues (9 months through Sept 2020)* * Year - over - year growth, first nine months of 2020 vs. first nine months of 2019. See reconciliation of non - GAAP net income to GAAP net income and non - GAAP EPS to GAAP EPS on slide 38 1RQ 6; *$$3(361; PRQWKVWKURXJK6HSW 9;9; 2;3; R&D Pipeline Advancements +29% growth +28% growth Eight new INDs EoE , Pediatric Asthma/AD Filed in 1L NSCLC and BCC (PDUFA’s 1Q21) COVID - 19 antibody cocktail EUA )'$ 6; DSSURYHG 7UHDWPHQWIRU(EROD Casirivimab / Imdevimab EoE – Eosinophilic Esophagitis; AD – Atopic Dermatitis; BCC – Basal Cell Carcinoma; NSCLC – Non - Small Cell Lung Cancer; EUA – Emergency Use Authorization; IND – Investigational New Drug; PDUFA – Prescription Drug User Fee Act This slide contains investigational products not yet approved by regulatory authorities Leading CD3 & CD28 Bispecifics platform 5

EYLEA, DUPIXENT, AND LIBTAYO ARE CORE TO DIVERSIFIED GROWTH STRATEGY; SPECIALIZED PROGRAMS OFFER ADDITIONAL GROWTH POTENTIAL

EYLEA

- Execute and grow in wet AMD and diabetic eye diseases
- Explore high-dose formulation for less frequent dosing
- Pursue gene therapy and other novel approaches

Dupixent*

- Transform treatment of Type 2 inflammatory diseases
- Realize full potential in AD, asthma and CRSwNP
- Execute broad Ph3 & Ph4 development program

Oncology

- Realize potential for best-in-class immunotherapy treatments
- Compete, Enhance, and Extend benefits of immunotherapy to broader patient populations

Specialized growth opportunities:

Infectious Disease
COVID-19^ & Ebola Antibody Cocktails

Rare Disease
HoFH, C5-mediated diseases

Allergic Disease
Cat, Birch

AMD – Age-Related Macular Degeneration; AD – Atopic Dermatitis; CRSwNP – Chronic Rhinosinusitis with Nasal Polyposis; HoFH – Homozygous familial hypercholesterolemia

** In collaboration with Sanofi*
^ In collaboration with Roche

This slide contains investigational products not yet approved by regulatory authorities

6

EYLEA®: EXTENDING MARKET LEADERSHIP POSITION

Setting a high bar on efficacy/safety/convenience for current and future potential competition

EYLEA® (aflibercept) Injection
For Intravitreal Injection



$3.3
$3.7
$4.1
$4.6
$4.9
2016
2017
2018
2019
2020*
U.S. Net Product Sales, $Billion

#1 prescribed anti-VEGF treatment

30+ million doses administered since launch

Capturing Market Growth

- 4Q20 **$1.34Bn** (+10% YoY), FY2020 **$4.95Bn** (+7% YoY)*
- Market share gains and favorable demographic trends

Maximize Growth Initiatives

- Realize potential in diabetic eye diseases
- Initiating DTC to drive disease awareness

Focusing on the Science

- Explore high-dose formulation for less frequent dosing
- Pursue gene therapy and other novel approaches

7

* U.S. net product sales, Based on preliminary unaudited fiscal 2020 results of $4.95Bn; preliminary unaudited 4Q 2020 U.S. EYLEA net product sales of $1.34Bn

$508 $605 $770 $851 $125 $146 $176 $175 $221 4 4Q19 1Q20 2Q20 3Q20 U.S. ROW 8 DUPIXENT 74; : STRONG GROWTH TRAJECTORY * Sanofi records global net product sales of Dupixent 1HW3URGXFW6DOHV3;5;0LOOLRQ Broad - based growth across all approved indications Significant market opportunities support future growth Advancing clinical development program across EIGHT Type 2 diseases +69% worldwide sales growth in 3Q20 vs. 3Q19

9 DUPIXENT 74; : DRIVING LEVERAGE IN COLLABORATION PROFITABILITY * Share of profits/(losses) are derived from global net product sales of Praluent (up until and including 1Q20), Kevzara, an d D upixent, which are recorded by Sanofi ($100) ($50) $0 $50 $100 $150 $200 $250 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 Antibody Collaboration Share of Profits / (Losses)* (in Millions)

SUBSTANTIAL PATIENT OPPORTUNITY IN TYPE 2 INFLAMMATORY DISEASES FOR DUPIXENT®



Atopic Dermatitis
2.3M*
Asthma
975k*
CRSwNP
90k
2021e
Prurigo Nodularis
74k
2022e
Eosinophilic Esophagitis
48k
Chronic Spontaneous Urticaria
308k
Chronic Inducible Urticaria-Cold
25k
2023+e
Type 2 COPD
300k
CSsNP
130k
Bullous Pemphigoid
27k
Allergic Fungal Rhinosinusitis
11k
Up to 4M+ Eligible Patients in U.S. by 2023

Since launch, **~190k patients** in the U.S. have been prescribed Dupixent (~6% market penetration to date)

There remains a substantial opportunity for more patients to benefit



Approved Indications
Potential indications with POC
Other investigational uses

CRSwNP – Chronic Rhinosinusitis with Nasal Polyposis;
COPD – Chronic Obstructive Pulmonary Disease;
CSsNP – Chronic Sinusitis without Nasal Polyposis

Figures represent U.S. Biologic-eligible target population (all age groups)
*Target population includes age groups that are not currently approved but in clinical development
Source – Regeneron Internal Epidemiology Data

This slide contains investigational indications not yet approved by regulatory authorities

10

74; 11 ROADMAP TO LEADERSHIP IN ONCOLOGY COMPETE , ENHANCE, and EXTEND treatment benefits in monotherapy and in combination settings CSCC – Cutaneous Squamous Cell Carcinoma; BCC – Basal Cell Carcinoma; NSCLC – Non - Small Cell Lung Cancer &203(7( First approved anti - PD - 1 in advanced CSCC Accepted for priority review as first - in - class PD - 1 in 2L+ BCC (PDUFA 3/3/21) $27 $41 $48 $61 $62 $63 $14 $13 $17 $25 1Q19 2Q19 3Q19 4 1Q20 2Q20 3Q20 U.S. ROW Net Product Sales*, $Million * Sanofi records net product sales of LIBTAYO outside the U.S. Accepted for priority review in PD - L1+ NSCLC (PDUFA 2/28/21) COMPETE in 1L Non - Small Cell Lung Cancer /($'LQGHUPDWR 6; RQFRORJ\ This slide contains investigational indications not yet approved by regulatory authorities

74; Regeneron’s clinical development pipeline of 12+ candidates has potential to address unmet need in the vast majority of the most prevalent cancer types 12 SIGNIFICANT OPPORTUNITY TO ENHANCE & EXTEND TREATMENT BENEFITS Even for those cancers that are responsive, many patients unfortunately do not benefit Despite the advancements in the field, there are many cancers that don’t respond to anti PD - 1 monotherapy 0 500,000 1,000,000 1,500,000 2,000,000 2,500,000 * Multiple Myeloma Laryngeal * Brain & CNS * Ovary Melanoma Lip & Oral Cavity Endometrium Kidney * Leukemia * Pancreatic * Non-Hodgkin Lymphoma Bladder * Thyroid Esophagus Cervix Liver Stomach * Prostate * Colorectal Lung * Breast Number of Cancer Cases Per Year Mortality Incidence Source: The Global Cancer Observatory November 2020 * Cancers where anti - PD - 1 treatments have limited or no approval

COVID - 19 ANTIBODY COCKTAIL – FIRST COMBINATION THERAPY TO RECEIV E EUA; MANUFACTURING SCALE - UP ONGOING 13 ,Q 4 9; 5; WKH87;67;)'$JUDQWHG(PHUJHQF\ 8VH$XWKRUL]DWLRQWRWKH&29,' 6; DQWLERG\ FRFNWDLO FDVLULYLPDE DQG LPGHYLPDE Casirivimab and imdevimab is an investigational medicine. The safety and efficacy of this drug candidate are still being evaluated by regulatory authorities. Patients • For recently diagnosed, mild - to - moderate COVID - 19 in high - risk patients Supply/Manufacturing • U.S. government purchased initial 300K doses • Increasing global capacity including through Roche collaboration Clinical Development • Trials in both treatment and prophylactic settings ongoing, exploring lower doses Casirivimab and imdevimab antibody cocktail * Based on preliminary unaudited fiscal 2020 results Net Product Sales • 4Q20 Net Product Sales* of $144M ( $184M in FY2020)

EVINACUMAB – RARE DISEASE OPPORTUNITY

Evinacumab

PDUFA date 2/11/2021

- Address Unmet Need in Patients with HoFH
- Build Rare Disease Strategy
- Apply Cardiometabolic Expertise

REGENERON® GENETICS CENTER

Found that patients with loss-of-function mutations in their ANGPTL3 gene have significantly lower levels of key blood lipids, including LDL-C

Evinacumab was designed to replicate this loss-of-function mutation effect to lower LDL-C in patients with HoFH

Evinacumab is an investigational medicine. The safety and efficacy of this drug candidate are still being evaluated by regulatory authorities.

HoFH - Homozygous Familial Hypercholesterolemia

14

* In collaboration with Sanofi ^ Partial clinical hold pending review of additional data ^^ Partial clinical hold pending changes to clinical protocol + In collaboration with Alnylam † In collaboration with Teva and Mitsubishi Tanabe ‡ Received EUA from FDA for mild to moderate COVID - 19 in high - risk non - hospitalized patients MULTIPLE POTENTIAL REGULATORY SUBMISSIONS: 2021 - 2023+ New Molecule New Indication 2021 2023+ 9; 15 DUPIXENT* Pediatric Asthma (6 - 11 yr ) DUPIXENT* Bullous Pemphigoid Chronic Obstructive Pulmonary Disease Chronic Sinusitis w/o Nasal Polyposis Allergic Fungal Rhinosinusitis REGN5458 (BCMAxCD3)* Relapsed/Refractory Multiple Myeloma )DVLQXPDE 30; Osteoarthritis Pain ^ Garetosmab FOP ^ Odronextemab ^^ (CD20xCD3) B Cell NHL DUPIXENT* Prurigo Nodularis +LJK 6; 'RVH(</($ Wet AMD and DME HeFH – Heterozygous Familial Hypercholesterolemia; FOP – Fibrodysplasia ossificans progressive This slide contains investigational products not yet approved by regulatory authorities COVID - 19 ‡ Casirivimab and Imdevimab LIBTAYO* 2L Cervical Cancer LIBTAYO* + chemo /1RQ 6; 6PDOO&HOO/XQJ&DQFHU Chronic Obstructive Pulmonary Disease Itepekimab (IL - 33)* PRALUENT Pediatric HeFH REGN1908 - 1909 (Feld1) Cat Allergy REGN5713 - 5714 - 5715 (Betv1) %LUFK$OOHUJ\ DUPIXENT* Eosinophilic Esophagitis DUPIXENT* Pediatric Atopic Dermatitis (6 mo - 5 yr ) DUPIXENT* Chronic Inducible Urticaria – Cold DUPIXENT* &KURQLF6SRQWDQHRXV8UWLFDULD Pozelimab 77; cemdisiran + C5 - mediated diseases

16 • 2020 was a transformational year driven by growth , commercial execution across the portfolio, advancements/innovations in R&D , strong financial performance and significant corporate initiatives creating long - term value for shareholders • We will maintain commitment to continue the fight against COVID - 19 • We are entering a period of anticipated accelerated growth with several launches • We continue to advance our industry - leading R&D pipeline and capabilities across many therapeutic areas including oncology and immunology %86,1(666800$5<

74; George D. Yancopoulos, MD, PhD President & Chief Scientific Officer 17

REGENERON'S PROPRIETARY TECHNOLOGIES REPEATEDLY DELIVER IMPORTANT NEW THERAPEUTICS


VELOCIGENE®
VELOCIMOUSE®
VELOCIMMUNE®
VELOCIMAB®
VelociT™
VELOCIHUM®
VELOCI-Bi®
TARGET DISCOVERY & VALIDATION
REGENERON GENETICS CENTER
TECH DEVELOPMENT
TURNKEY THERAPEUTICS: TRAPs & ANTIBODIES
CLINICAL DEVELOPMENT
MEDICINES
MANUFACTURING

REGENERON technologies *deliver repeated breakthroughs* by addressing limitations and bottlenecks in every step of the drug discovery

18

THESE TECHNOLOGIES ENABLED RAPID DEVELOPMENT AND ADVANCEMENT OF OUR COVID-19 ANTIBODY COCKTAIL

Virology results

Non-hospitalized study: Statistically significant anti-viral activity against SARS-COV-2 in seronegative patients



Mean Change from Baseline in SARS-COV-2 Viral Load Over Time
LS mean viral load (+/- SE) in log10 copies/mL
7.5
7.0
6.5
6.0
5.5
5.0
4.5
4.0
3.5
Baseline
3
5
7
Day
Placebo
R10933+R10987 8.0 g IV
R10933+R10987 2.4 g IV

Clinical results

Non-hospitalized study: reduction in COVID-19 related medical visits ("MVs", e.g. ER/urgent care visits, hospitalizations)

- 57% reduction in MVs in overall population (n=799)
- 84% reduction in MVs in targeted population (one or more risk factors, seronegative and high viral load)

Basis for the granted EUA

Hospitalized study: passed initial futility analysis

- 22% reduction in risk of death or mechanical ventilation in seronegative patients on low-flow oxygen (n=217; HR: 0.78; 80% CI: 0.51-1.2)

Using *VelociSuite*® technologies, discovery and preclinical validation were compressed to MONTHS vs. years

Casirivimab and imdevimab is an investigational medicine. The safety and efficacy of this drug candidate are still being evaluated by regulatory authorities

This project has been funded in whole or in part with Federal funds from BARDA under OT number: HHSO100201700020C

19

COVID-19 ANTIBODY COCKTAIL: BROAD CLINICAL DEVELOPMENT PROGRAM

	Program Status Update
STUDY 2067 Non-Hospitalized (IV) **Seamless Ph1/2/3**	• EUA granted for mild to moderate COVID-19 in high-risk patients • Additional data (including lower 1.2g dose) in late 1Q21
STUDY 2066 Hospitalized (IV) **Seamless Ph1/2/3** No O_2 requirement | Low Flow O_2	• Passed futility analysis in Low Flow O2 patients • UK RECOVERY Trial ongoing (including patients requiring high-flow oxygen or mechanical ventilation)
STUDY 2069 Household Contacts Prophylaxis (SQ) Ph3	• Data expected in 1H21
STUDY 20145 Dose Ranging Virology Study **STUDY 2093 HV Multidose**	• Exploring lower doses and repeated dosing

Approaching 15,000 patients enrolled to date

Casirivimab and imdevimab is an investigational medicine. The safety and efficacy of this drug candidate are still being evaluated by regulatory authorities.

This project has been funded in whole or in part with Federal funds from BARDA under OT number: HHSO100201700020C

20

3R]HOLPDE 1;& 2; 5(*1 9; 3; 1;08& [&' 2; 5(*(1(521 6; ',6&29(5('5;$33529('$1',19(67,*$7,21$/ 0(',&,1(6$&5266$:,'($1'',9(56(6(72)',6($6(6 PHASE 1 3+$6( 5$5(',6($6(6 5(*1 1;/(352; Cemiplimab* (PD - 1) 5(*1 1;/$* 6; 2; 5(*1 9; 6; 9; 1;)HOG 2; &HPLSOLPDE3; 1;3' 6; 2; Itepekimab* (IL - 33) 'XSLOXPDE 3; 1;,/ 6; 52; 6DULOXPDE3; 1; ,/ 6; 52; $OLURFXPDE 1;3&6. 2; Cemiplimab* (PD - 1) 'XSLOXPDE3; 1;,/ 6; 52; )DVLQXPDE 30; 1;1*)2; 3+$6( Evinacumab (ANGPTL3) *DUHWRVPDE 1;$FWLYLQ 6; $2; &$5',29$6&8/$58; 0(7$%2/,&',6($6(6 21&2/2*< INFECTIOUS DISEASES 23+7+$/02/2*< 3$,1 ,00812/2*< ,1)/$00$725<',6($6(6 21 5(*1 6; 6; 1;%HWY 2; 5(*1 1;360$[&' 2; $IOLEHUFHSW 1;9(*)7UDS2; Odronextamab (CD20xCD3) 5(*1 3; 1;%&0$[&' 2; 5(*1 9; 1; 0(7[0(7 2; $IOLEHUFHSW 1;9(*)7UDS2; As of 3Q20 10 - Q filing This slide contains investigational products not yet approved by regulatory authorities 3;,QFROODERUDWLRQZLWK6DQRIL 30;,QFROODERUDWLRQZLWK7HYDDQG0LWVXELVKL7DQDEH A,QFROODERUDWLRQZLWK5RFKH &DVLULYLPDEDQG,PGHYLPDE A 1;6$56 6; &R9 6; 2; 5(*1 1;,/ 6; 5J2; REGN5458 * (BCMAxCD3) 5(*1 1;*,752; 5(*1 1;135 2; 2GURQH[WDPDE 1;&' 9; [&' 2; Casirivimab and Imdevimab ^ (SARS - CoV - 2) &DVLULYLPDEDQG,PGHYLPDE A 1;6$56 6; &R9 6; 2; &DVLULYLPDE 8; ,PGHYLPDE

PROGRESSING AND EXPANDING DUPIXENT'S CLINICAL DEVELOPMENT PROGRAM FOR MANY TYPE 2 DISEASES

Approved indications address **3+ million** eligible patients in the U.S. with Type 2 diseases

Dupixent is currently in pivotal trials for **EIGHT** Type 2 diseases; potential to address disease in **~1 million** additional patients



CRSwNP
90k
Allergic Fungal Rhinosinusitis
11k
CSsNP
130k
Eosinophilic Esophagitis
48k
Atopic Dermatitis
2.3M
Asthma
975k
Type 2 COPD
300k
Chronic Spontaneous Urticaria
308k
Chronic Inducible Urticaria-Cold
25k
Bullous Pemphigoid
27k
Prurigo Nodularis
74k

Dupixent clinical trials prove that IL-4 and IL-13 are key drivers of multiple Type 2 inflammatory conditions

- Approved Indications
- Potential indications with POC
- Other investigational uses

This slide contains investigational indications not yet approved by regulatory authorities

Figures represent U.S. Biologic-eligible target population (all age groups)

CRSwNP – Chronic Rhinosinusitis with Nasal Polyposis; COPD – Chronic Obstructive Pulmonary Disease; CSsNP – Chronic Sinusitis without Nasal Polyposis

22

DUPIXENT & ITEPEKIMAB (ANTI IL-33) – TWO-PRONGED APPROACH AGAINST CHRONIC OBSTRUCTIVE PULMONARY DISEASE (COPD)

Dupixent addresses
Type 2 COPD

Achieved prespecified efficacy milestone in interim analysis of first Ph3 study

Itepekimab addresses also
non-Type 2 COPD

Ph2 proof-of-concept data indicates potential benefit in former smokers


Type 2
COPD

Dupixent clinical trials prove that IL-4 and IL-13 are key drivers of multiple Type 2 inflammatory conditions

Interkeukin-33 (IL-33) is a key driver of lung inflammation

* Dupixent and Itepekimab are developed in collaboration with Sanofi
This slide contains investigational indications not yet approved by regulatory authorities

23

ADDRESSING UNMET NEED IN COPD; PHASE 3 PROGRAMS UNDERWAY

Dupixent addresses **Type 2 COPD**

- Eosinophils ≥300/μl
- Both former and current smokers
- 2 Ph3 trials ongoing
- Pivotal data expected **2023**

Itepekimab addresses also **non-Type 2 COPD**

- No eosinophil restriction
- Focus on former smokers
- 2 Ph3 trials initiated
- Pivotal data expected **2024**

	Non-Type 2	Type 2
Former Smokers (70% of COPD patients^)	Itepekimab only ~350K patients	Dupixent or Itepekimab >200K patients
Current Smokers (30% of COPD patients^)		Dupixent only ~100K patients

* Dupixent and Itepekimab are developed in collaboration with Sanofi
^ US epidemiology estimates, patient populations exclude never smokers

This slide contains investigational indications not yet approved by regulatory authorities

24

ONCOLOGY STRATEGY: ASPIRE TO COMPETE, ENHANCE, & EXTEND



Oncology Opportunity
Patient Benefit
ENHANCE
EXTEND
COMPETE
Tumor Types

COMPETE: **LIBTAYO** delivers potentially 'best-in-class' data in tumors responsive to PD-1 monotherapy (e.g., skin cancers & NSCLC*)

- ***Compete*** in large PD-(L)1 opportunity:
  - >$25Bn, +25% YoY growth^

ENHANCE: Even for PD-1 responsive tumors, more than half of patients do not respond

- ***Enhance*** responsiveness for these tumors by adding novel therapeutics (e.g., xCD3 & xCD28 Bispecifics)

EXTEND: Most tumor settings have limited responses to checkpoint inhibition

- ***Extend*** responsiveness for these tumors via addition of novel therapeutics (e.g., xCD3 & xCD28 Bispecifics)

*If approved; under priority review with PDUFA date of 02/28/2021

REGENERON®

^Based on TTM net product sales data for approved PD-(L)1 agents as of Sept 30, 2020

The use of LIBTAYO in any indication other than advanced CSCC is investigational and has not been fully evaluated by regulatory authorities

25

REGENERON ONCOLOGY TOOLKIT LEVERAGES MULTIPLE PLATFORMS TO CREATE COMBINATORIAL FLEXIBILITY

Bispecifics

VelocImmune® Antibodies	CD3 Bispecifics	Costimulatory Bispecifics	New Classes of Bispecifics	Collaborations
(e.g., checkpoint inhibitors)	(to link Killer T Cell to tumor: Signal 1)	(to provide synergistic Signal 2)	PiGs, VelociNator™, others	(CAR-Ts; Vaccines)

PD-1 (LIBTAYO)

REGENERON®

Our bispecific antibodies are investigational and have not been fully evaluated by regulatory authorities.

26

38; 5(*(1(52182;69(/2&, 6; %, 38; $3352$&+&$1&5($7(5;0$18)$&785(5;$1' '(9(/23+,*+ 6; 48$/,7<%,63(&,),&62)$1<'(6,5('63(&,),&,7< Costim – CD28 - engaging, costimulatory molecule 9(/2&, 6; %, 38; VelociGene 74; and VelocImmune 74; technologies are fundamental • Foundation for Dupixent, Praluent, Libtayo, REGN - EB3 ( Inmazeb ), COVID - 19 Ab cocktail and other Regeneron - discovered medicines Next - generation VelocImmune 74; used to create several distinct classes of bispecifics , with varying specificity and affinity Regeneron bispecific approach is unique • No linkers or artificial sequences • Ease of manufacturing using same process as regular antibodies • Similar PK to regular antibodies 7FHOODFWLYDWRUV 7FHOO FRVWLPV $QWL 6; &' Anti - CD28 &' 9; %&0$ 2WKHUV 08& (*)5 360$ 7$$+HPH .LOOHU7 &HOO .LOOHU7 &HOO “Signal 1” 79;6LJQDO 80; 7XPRU &HOO 7$$ 5; 7$$

REGENERON'S CD3 & CD28 COSTIMULATORY BISPECIFICS ARE OFF-THE-SHELF DRUGS WITH POTENTIAL TO TURN PATIENTS' T CELLS INTO TUMOR CELL KILLERS



Tumor Cell
Tumor Target 1
Tumor Target 2
Signal 1
Signal 2
CD3 bispecific
CD28 Costimulatory bispecific
CD3ε
CD3δ
TCRα
TCRβ
CD3ζ
CD3ζ
CD3γ
CD3ε
Costim
Checkpoint release
LIBTAYO
PD-L1/2
PD-1
Signal 1
Signal 2
T Cell
"The Ignition" (Signal 1)
"The Gas Pedal" (Signal 2)
"Release Emergency Brake" (anti-PD1)

T cell activation can be inhibited by PD-1 signaling

Using LIBTAYO to block PD-1 signaling may further enhance the efficacy of CD3 and costimulatory bispecifics

REGENERON®

Our bispecific antibodies are investigational and have not been fully evaluated by regulatory authorities.

28

ODRONEXTAMAB (CD20XCD3): DEEP AND DURABLE RESPONSES

- A **single bispecific**, effective in both indolent and aggressive lymphomas, including patients who failed CAR-Ts
- **Off-the-shelf** administered in outpatient setting*
- Pivotal Phase 2 enrolling rapidly – robust development plan ahead
- Over 350 patients dosed to date across program
- **Durable responses** (~3.5 years in FL)
- Acceptable safety profile

The Ph1 and Ph2 Odronextamab clinical trials are currently on partial clinical hold. The company has submitted a response to the FDA with the goal of resuming patient enrollment early in the first quarter of 2021.


REGN1979
Anti-CD3
Anti-CD20

American Society of Hematology (ASH) Dec 2020 update:

R/R Follicular Lymphoma	R/R DLBCL (CAR-T naïve)	R/R DLBCL (post-CAR-T)
• ORR=90%, CR=70%	• ORR=55%, CR=55%	• ORR=33%, CR=21%
• N=30, doses 5-320 mg	• N=11, doses 80-320 mg	• N=24, doses 80-320 mg
• CRs ongoing for up to ~3.5 years	• CRs ongoing for up to 21 months	• All CRs ongoing for up to 20 months

Durable CRs: mDoCR not reached for any indication

- Most frequent Gr $\geq$3 TEAEs (>10% of patients) included anemia (24.3%; Gr 1–3 at baseline in 22%), lymphopenia (20.6%; transient), neutropenia (18.4%; febrile in 2.2%), and hypophosphatemia (18.4%; transient)
- Nine patients (6.6%) had to discontinue odronextamab due to a TEAE, including Gr 1 cytomegalovirus infection (n=1), Gr 1 fatigue (n=1); Gr 2 pneumonia (n=1); Gr 3 hemolysis, fatigue, pneumonia, toxoplasmosis, and TLS (all n=1), plus abscess (n=1; unrelated to study treatment)
- No patients discontinued odronextamab due to CRS or neurotoxicity
- Odronextamab was administered up to 320 mg weekly without DLTs or reaching MTD; no dose-dependent increase in toxicity was observed

REGENERON®

R/R – Relapsed/Refractory (heavily pre-treated); DLBCL – Diffuse Large B Cell Lymphoma; ORR – Objective Response Rate; CR – Complete Response; CRS – Cytokine Release Syndrome; TEAE – Treatment-Emergent Adverse Event

*Patients are hospitalized for observation during step-up dosing and the first QW dose.

This slide contains investigational products not yet approved by regulatory authorities

29

REGN5458 (BCMAxCD3): COMPETITIVE ANTI-TUMOR ACTIVITY; POTENTIALLY REGISTRATIONAL PH2 UNDERWAY IN MULTIPLE MYELOMA

REGN5458

Our first BCMAxCD3 bispecific to enter clinic; now in potentially registrational Ph2 dose expansion

- Competitive efficacy profile in a heavily pretreated, vulnerable patient population:
  - 100% refractory to anti-CD38 and at least triple refractory
  - 67% with prior autologous transplant
  - 31% 70 years or older
- Data shown for all patients at all dose levels explored (intention to treat analysis)
  - Deep responses across all dose levels
- Acceptable safety profile
  - No Grade 3+ neurotoxicity or CRS


Anti-
CD3
Anti-
BCMA

Phase 1 ASH Dec 2020 update:

R/R Multiple Myeloma

N=49*, doses 3-96 mg

Efficacy:

3-12mg (n=24): **ORR=29%, VGPR or better= 25%**

24-48mg (n=17): **ORR=41%, VGPR or better= 41%**

96mg (n=8): **ORR=63%, VGPR or better= 63%**

- High and deep response rates: 95% of responders achieved VGPR or better
- Among responding patients with ≥6 months of follow-up, 83% have ongoing responses for up to 13 months
- Responses occur early and improve over time
- Acceptable tolerability up to 96mg (dose level 6)

REGENERON®

*Median of 5 lines of prior systemic therapy, including anti-CD38; patients with primarily medullary and secretory disease
R/R – Relapsed/ Refractory (heavily pre-treated); ORR – Objective Response Rate; VGPR – Very Good Partial Response; CRS – Cytokine Release Syndrome

Sanofi has opt-in rights for BCMAxCD3 bispecifics
This slide contains investigational products not yet approved by regulatory authorities

30

COSTIMS COMBINED WITH CD3 BISPECIFICS SHOW ENHANCEMENT IN PRECLINICAL HEMATOLOGICAL TUMOR MODELS

Our CD28 costimulatory bispecifics activate T cells only when they are bridged to cancer cells and after having received the first "recognition" signal from the CD3 engagement

2021: (B cell TAA)xCD28 + odronextamab to enter clinic for B-NHL

2021: (Plasma cell TAA)xCD28 + REGN5458 to enter clinic for Multiple Myeloma odronextamab + TAAxCD28 costim

odronextamab-resistant DLBCL mouse model



Average tumor growth
Tumor volume (mm3)
2000
1500
1000
500
0
0
20
40
60
80
Days post implantation
TAAxCD28
Isotype control
CD20xCD3
CD20xCD3 + TAAxCD28

Complementary costimulatory bispecifics could further enhance anti-tumor effects of odronextamab and REGN5458

REGENERON®

This slide contains investigational products not yet approved by regulatory authorities

31

COSTIM COMBINATIONS: ENHANCE AND EXTEND BENEFITS OF CHECKPOINT INHIBITORS

CD28 COSTIMS IN THE CLINIC (SOLID TUMORS)

REGN5678 (PSMAxCD28)

Evaluating combination with LIBTAYO

Prostate Cancer (metastatic castration-resistant)

REGN5668 (MUC16xCD28)

Evaluating combination with either MUC16xCD3 or LIBTAYO

Ovarian Cancer (recurrent)

REGN7075 (EGFRxCD28)

Evaluating combination with LIBTAYO

Solid tumors, including:
- Non-Small Cell Lung Cancer
- Cutaneous Squamous Cell Carcinoma
- Colorectal Cancer (microsatellite stable)
- Triple Negative Breast Cancer

Combinations of our CD3 and CD28 bispecific antibodies and checkpoint inhibitors offer advantage of simultaneously providing multiple signals for activating T cells to kill tumors

Additional CD3 and CD28 bispecifics for all these tumors are being developed

Robust combinatorial potential and flexibility to enhance and extend treatment across many different types of cancers

REGENERON®

This slide contains investigational products not yet approved by regulatory authorities

32

74; Bispecifics Costims New Classes Collaborations 9HORF,PPXQH 38; $QWLERGLHV CD3 Bispecifics Bispecifics Other ($5/< '(9(/230(17 REGN3767 (LAG - 3) Solid/hematologic cancers REGN5458* (BCMAxCD3) Multiple myeloma REGN5678 (PSMAxCD28) Prostate cancer REGN5093 ( METxMET ) MET - altered NSCLC 5(*1 1;*,752; 6ROLGWXPRUV REGN5459* (BCMAxCD3) Multiple myeloma REGN5668 (MUC16xCD28) Ovarian cancer PiG (Peptide in HLA Groove) † Solid tumors REGN4018* (MUC16xCD3) Ovarian cancer REGN7075 (EGFRxCD28) Solid tumors ISA101b + LIBTAYO (ISA) HNSCC 9R\DJHU 6; 9 4;/,%7$<21; 9\ULDG 2; 6ROLGWXPRUV 327(17,$//< 3,927$/ 2GURQH[WDPDEA1;&' 9; [&' 2; %FHOO1+/ RP1 + LIBTAYO ( Replimune ) CSCC LIBTAYO* NSCLC LIBTAYO* BCC LIBTAYO* Cervical LIBTAYO* Adjuvant CSCC APPROVED LIBTAYO* Advanced CSCC * In collaboration with Sanofi ^ Currently on partial clinical hold † Preclinical POWERFUL AND DIVERSE ONCOLOGY PORTFOLIO FOR RATIONAL COMBINATIONS This slide contains investigational products not yet approved by regulatory authorities Additional bispecifics and combinations expected to enter the clinic in coming months 33

BROAD COMBINATIONS PIPELINE CONTINUES TO ADVANCE AND GROW

	COMBINATIONS			INDICATIONS	STATUS
ONGOING	Odronextamab^ (CD20xCD3)	+	LIBTAYO*	Lymphoma	Resubmit modified study design to FDA^
	REGN4018* (MUC16xCD3)	+	LIBTAYO*	Ovarian cancer	Dose escalation ongoing
	REGN5678 (PSMAxCD28)	+	LIBTAYO*	Prostate cancer	Dose escalation ongoing
	REGN3767 (LAG-3)	+	LIBTAYO*	Advanced cancers	Expansion cohort enrolling
	REGN5668 (MUC16xCD28)	+	REGN4018* / LIBTAYO*	Ovarian cancer	IND open
	REGN6569 (GITR)	+	LIBTAYO*	Solid tumors	Enrolling
	REGN7075 (EGFRxCD28)	+	LIBTAYO*	Solid tumors	IND open
UPCOMING	odronextamab (CD20xCD3)	+	B cell/CD28 costim	B-NHL	IND filed
	REGN5458/9* (BCMAxCD3)	+	Plasma cell/CD28 costim	Multiple myeloma	IND filing in 2021
	TAAxCD3	+	LIBTAYO*	Prostate cancer	IND filing in 2021
	odronextamab (CD20xCD3)	+	Standard of Care	B-NHL	Initiating in 2021
	REGN5458/9* (BCMAxCD3)	+	Standard of Care	Multiple myeloma	Initiating in 2021

VelocImmune® Antibodies | Costim BiSpecifics | CD3 BiSpecifics | Anti-PD-1

REGENERON®

* In collaboration with Sanofi
^ Currently on partial clinical hold

This slide contains investigational products not yet approved by regulatory authorities

34

EMPOWERING OUR COLLABORATIONS TO ADVANCE THE NEXT GENERATION OF GENETICS-BASED MEDICINES

biobank Imaging study

Geisinger Caring

REGENERON GENETICS CENTER

World leading human sequencing

- *>1M human exomes sequenced*
- *linked to EHRs*
- *BIG DATA*

NIH National Institutes of Health

Decibel THERAPEUTICS | Alnylam PHARMACEUTICALS | Intellia THERAPEUTICS | bluebirdbio, Adicet Bio

VIRAL-BASED GENE THERAPY

- RGC helps discover gene targets for hearing loss
- Developing novel ways to engineer viral-based gene therapy to the ear

RNAi THERAPEUTICS

- RGC helps discover new gene targets
- First-in-class antibody/ RNAi combinations (e.g. C5)

CRISPR/Cas9

- First-ever CRISPR-based systemic gene therapy (TTR)
- RGC helps discover new gene targets
- Inventing new technologies for "CRISPR-based gene knock-in"

CAR-T & OTHER CELL BASED THERAPIES

- Technologies to discover new CAR-T targets
- Creating new CARs
- Novel tumor targeting moieties (e.g. PiG Abs)

RGC – Regeneron Genetics Center; EHR – Electronic Health Records; CAR – Chimeric Antigen Receptor; PiG – Peptide in Groove

All trademarks are the property of their respective owners.

35

KEY UPCOMING MILESTONES (12 - 18 MONTHS) 36 EYLEA: Ph2 data readout for High Dose formulation Dupixent • Regulatory submissions in pediatric asthma (6 - 11 years) • Ph3 data readouts for EoE and Prurigo Nodularis Libtayo • Regulatory action in 1L NSCLC (PDUFA 2/28/21) and 2L+ BCC (PDUFA 3/3/21) • Data anticipated in 1L NSCLC chemo combo and 2L Cervical Odronextamab (CD20xCD3) • Complete enrollment in potentially pivotal Phase 2 in NHL • Initiate OLYMPIA Phase 3 program and evaluate combinations REGN5458 (BCMAxCD3) • Complete enrollment in potentially pivotal Phase 2 in Multiple Myeloma • Evaluate combinations with standard of care and novel agents New Bispecifics: Potential first data for MUC16xCD3 and PSMAxCD28 Evinacumab (ANGPTL3): Regulatory action for HoFH (PDUFA date 2/11/21) This slide contains investigational products not yet approved by regulatory authorities NSCLC – Non - Small Cell Lung Cancer BCC – Basal Cell Carcinoma NHL – Non - Hodgkin’s Lymphoma HoFH – Homozygous Familial hypercholesterolemia EoE – Eosinophilic Esophagitis

74; 37 Q&A 39; 9; 5HJHQHURQ3KDUPDFHXWLFDOV,QF7;$OO5LJKWV5HVHUYHG7; George D. Yancopoulos, MD, PhD President & Chief Scientific Officer Marion McCourt EVP, Head of Commercial Robert Landry EVP, Chief Financial Officer Leonard S. Schleifer MD, PhD President & Chief Executive Officer

RECONCILIATION OF GAAP NET INCOME TO NON - GAAP NET INCOME 38 REGENERON PHARMACEUTICALS, INC. RECONCILIATION OF GAAP NET INCOME TO NON - GAAP NET INCOME (Unaudited) (In millions, except per share data) 3;6HHVOLGH IRUDGGLWLRQDOLPSRUWDQWLQIRUPDWLRQUHJDUGLQJQRQ 6; *$$3ILQDQFLDOPHDVXUHVLQFOXGHGLQWKLVSUHVHQWDWLRQ